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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2005

                            DIAMETRICS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


          Minnesota                      0-21982                 41-1663185
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

       5710 Crescent Park East, Suite 334, Playa Vista, California, 90094
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 745-1652

          3050 Centre Park Drive, Suite 150, St. Paul, Minnesota, 55113 (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 8, 2005, Virchow, Krause & Company, LLP ("Virchow
Krause"), provided written notice to the Registrant that they had resigned as Registrant's auditors and principal accountants, effective as of that date. Furthermore, the Registrant was also informed by Virchow Krause that it had not performed a review of the Registrant's consolidated financial statements as of and for the three and six month periods ended June 30, 2005, which were included in the Registrant's Form 10-Q for the period ended June 30, 2005 (the "Q2 Form 10-Q"), as required by Regulation S-X under the Securities Exchange Act of 1934. No disclosure was made by the Registrant that Virchow Krause had not performed a review of the Registrant's consolidated financial statements as of and for the periods ended June 30, 2005.

         The audit report of Virchow Krause on the consolidated financial statements of Diametrics Medical, Inc. for the fiscal year ended December 31, 2004 contained a separate paragraph stating:

         "The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has recurring losses and negative cash flows that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." Other than such qualification as to uncertainty as a going concern, the aforementioned audit report of Virchow Krause did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

         On August 16, 2004, the Audit Committee of the Board of Directors of the Company selected and engaged Virchow Krause as its independent public accountant for the fiscal year ended December 31, 2004. During the audit of the consolidated financial statements of the Registrant for the fiscal year ended December 31, 2004, and through December 9, 2005, there were no disagreements with Virchow Krause, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         On December 9, 2005, the Board of Directors of the Registrant selected and engaged McKennon, Wilson & Morgan LLP ("MWM") as its independent public accountants for the fiscal year ending December 31, 2005, and to perform reviews of the Registrant's consolidated financial statements as of and for the three and six month periods ended June 30, 2005, and as of and for the three and nine month periods ended September 30, 2005.

         On December 9, 2005, MWM advised the Registrant of its acceptance of the engagement. During the two most recent fiscal years and through December 9, 2005, the Registrant has not consulted with MWM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered in the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by MWM that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

         Upon completion of MWM's review of the consolidated financial statements of the Registrant for the three and six month periods ended June 30, 2005, the Registrant intends to file an amended Q2 Form 10-Q.

         The Registrant provided Virchow Krause with a copy of this Report on Form 8-K and requested that Virchow Krause furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the foregoing statements by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter to the SEC from Virchow Krause is filed herewith as Exhibit 16.1.

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a)      EXHIBITS.

         16.1 Letter from Virchow, Krause & Company, LLP to the SEC dated December 14, 2005.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.


Date: December 14, 2005


                                               DIAMETRICS MEDICAL, INC.


                                               By: /s/ Heng Chuk
                                                   -----------------------
                                                   Heng Chuk
                                                   Chief Financial Officer



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EXHIBIT INDEX


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
16.1      Letter from Virchow, Krause & Company, LLP to the SEC dated December 14, 2005.
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